UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2016
______________________________
Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification Number)
2103 City West Blvd., 4th Floor Houston, Texas (Address of principal executive offices)		77042 (Zip Code)
Registrant’s telephone number, including area code: (713) 267-7600
Former Name or Former Address, if Changed Since Last Report:
______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Ninth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement
On September 16, 2016, Bristow Group Inc. (the “Company”) entered into the Ninth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement (the “Ninth Amendment”) by and among the Company, the lenders party thereto and SunTrust Bank, as administrative agent, which amends that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 22, 2010 (as previously amended, the “RC/TL Credit Agreement”), by and among the Company, the lenders from time to time party thereto and SunTrust Bank, as administrative agent.
The Ninth Amendment amends the definition of Change in Control in the RC/TL Credit Agreement to clarify that the Board of Directors of the Company (the “Board”) has the ability to approve persons nominated by stockholders and avoid the occurrence of a Change in Control under the RC/TL Credit Agreement. Previously, the RC/TL Credit Agreement provided that a Change in Control would occur upon, among other events, the occupation of a majority of the seats (other than vacant seats) on the Board by persons who were neither (a) members of the Board on the closing date of the RC/TL Credit Agreement, (b) nominated by the Board nor (c) appointed by directors so nominated. The Ninth Amendment modifies that portion of the definition of Change in Control to provide that a Change in Control will occur upon, among other events, the occupation of a majority of the seats (other than vacant seats) on the Board by persons who were neither (a) members of the Board on the closing date of the RC/TL Credit Agreement, (b) nominated, appointed or approved by the Board nor (c) appointed by directors so nominated, appointed or approved. Other portions of the definition of Change in Control are not modified by the Ninth Amendment.
The foregoing description of the Ninth Amendment is qualified in its entirety by reference to the Ninth Amendment, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Second Amendment to Term Loan Credit Agreement
On September 16, 2016, the Company entered into the Second Amendment to Term Loan Credit Agreement (the “Second Amendment”) by and among the Company, the lenders party thereto and SunTrust Bank, as administrative agent, which amends that certain Term Loan Credit Agreement, dated as of November 5, 2015 (as previously amended, the “Term Loan Credit Agreement”), by and among the Company, the lenders from time to time party thereto and SunTrust Bank, as administrative agent. The Second Amendment amends the Term Loan Credit Agreement to incorporate the same modifications to the definition of “Change in Control” in the Term Loan Credit Agreement as the modifications to the definition of “Change in Control” in the of the RC/TL Credit Agreement provided for in the Ninth Amendment described above.
The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 9.01
Financial Statements and Exhibits.
(d)    Exhibits
Exhibit Number Description of Exhibit

10.1	Ninth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 16, 2016.
10.2	Second Amendment to Term Loan Credit Agreement, dated as of September 16, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 19, 2016
BRISTOW GROUP INC.

By:	/s/ Joseph A. Baj Joseph A. Baj Vice President and Treasurer

Exhibit Index
Exhibit Number Description of Exhibit

10.1	Ninth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 16, 2016.
10.2	Second Amendment to Term Loan Credit Agreement, dated as of September 16, 2016.

4